Exhibit 4.3


                              CONSENT OF GUARANTORS


         Each of the undersigned (a) is a Guarantor under a Guaranty (each, a "Guaranty") dated October 8, 1999 guarantying the obligations of M.D.C. Holdings, Inc. under a certain Credit Agreement dated as of October 8, 1999 (the "Credit Agreement"; terms used herein shall have the meanings provided for in the Credit Agreement), (b) does hereby acknowledge and consent to the Commitment and Acceptance of even date herewith by and among the Borrower, the Administrative Agent, and California Bank & Trust, a California banking corporation, providing for an increase of the Aggregate Commitment to $375,000,000 and (c) acknowledges and agrees that its obligations under its Guaranty remain in full force and effect.

         This Consent of Guarantors is executed and delivered as of August 22, 2000.

                                        RICHMOND AMERICAN HOMES OF CALIFORNIA,
                                         INC., a Colorado corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN HOMES OF MARYLAND,
                                         INC., a Maryland corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN HOMES OF NEVADA,
                                         INC., a Colorado corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN HOMES OF Virginia,
                                         INC., a Virginia corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN HOMES OF ARIZONA,
                                         INC., a Delaware corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN HOMES OF COLORADO,
                                         INC., a Delaware corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN HOMES OF NORTHERN,
                                         CALIFORNIA, INC., a Colorado
                                         corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        M.D.C. LAND CORPORATION, INC.,
                                         a Colorado corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President

                                        RICHMOND AMERICAN CONSTRUCTION, INC.,
                                         a Delaware corporation

                                        By:  /s/ John J. Heaney
                                           ------------------------------------
                                        Name:    John J. Heaney, Vice President






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